UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026

Invesco Ltd.
(Exact name of registrant as specified in its charter)

Bermuda				001-13908	98-0557567
(State or Other Jurisdiction of Incorporation)				(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Spring Street NW,	Suite 2500,	Atlanta,	GA		30309
(Address of principal executive offices)					(Zip Code)

(404) 892-0896
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.20 par value	IVZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 31, 2026, the Company announced that Andrew Lo has decided to retire from the Company effective March 31, 2027 and will step down as Senior Managing Director and Head of Asia Pacific on a date during the first quarter of 2027 to be determined. Martin Franc, who currently acts as CEO Australia, Greater China and Southeast Asia, will succeed Mr. Lo following a transition period and be appointed Senior Managing Director and Head of Asia Pacific on such date.

The Company and Mr. Lo expect to enter into an agreement that, among other matters relating to his retirement, will provide that following Mr. Lo’s retirement he will serve as the Chairman Emeritus for Asia Pacific, perform certain services for the Company related to its joint ventures in China and India and provide the Company with strategic counsel. A copy of such agreement will be filed in accordance with Item 6.01 of Regulation S-K once executed.

Item 7.01	Regulation FD Disclosure.

On August 31, 2026, the Company issued a press release announcing the management changes described in Item 5.02 hereof. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This report includes forward-looking statements that are based on information currently available to management, management’s beliefs, and a number of assumptions concerning future events. Forward-looking statements are not a guarantee of performance or that such future events will occur and are subject to uncertainties and other factors, which could cause the actual results to differ materially from those currently expected. In providing forward-looking statements, the company does not intend, and is not undertaking any obligation or duty, to update these statements as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 31, 2026, issued by Invesco Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

By:	/s/ Jeffrey H. Kupor
Jeffrey H. Kupor
Senior Managing Director and General Counsel
Date: August 31, 2026